UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2006

DELPHAX TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Minnesota	1-10691	41-1392000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 West 110th Street Bloomington, Minnesota	55438-2664
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 939-9000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 10, 2006, Delphax Technologies Inc. issued a press release announcing financial results for the three and nine months ended June 30, 2006. A copy of this release is filed as Exhibit 99.1 to this report. The press release is also available on the Company’s website, which is www.delphax.com.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press release dated August 10, 2006—Delphax Technologies Inc. Reports Results for Fiscal Third Quarter and Nine Months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHAX TECHNOLOGIES INC.

Date: August 10, 2006	By:	/s/ Gregory S. Furness
Gregory S. Furness
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 10, 2006—Delphax Technologies Inc. Reports Results for Fiscal Third Quarter and Nine Months